September 23, 2002

TO THE LENDERS PARTY TO THE REVOLVING
CREDIT AGREEMENT REFERRED TO BELOW

      Re:    Sixth Amendment to Guaranty

Ladies and Gentlemen:

        We refer to (1) the Revolving Credit Agreement dated as of November 16, 1999 among Frontier Oil and Refining Company (the “Borrower”), the lenders referred to therein (the “Lenders”), Union Bank of California, N.A., as Administrative Agent (the “Agent”), Documentation Agent and Lead Arranger, and BNP Paribas (successor to Paribas), as Syndication Agent and Lead Arranger, as amended by the First Amendment to Revolving Credit Agreement and First Amendment to Guaranty dated September 20, 2000, the Second Amendment to Revolving Credit Agreement and Second Amendment to Guaranty and First Amendment to Clawback Agreement dated as of June 20, 2001 and the Third Amendment to Revolving Credit Agreement and Notice Thereunder and Fifth Amendment to Guaranty dated January 30, 2002 (said Agreement, as so amended, herein called the “Credit Agreement”), and (2) the Guaranty dated as of November 16, 1999 made by Frontier Holdings, Inc., Frontier Refining & Marketing Inc., Frontier Refining Inc., Frontier El Dorado Refining Company and Frontier Pipeline Inc. (the “Guarantors”) in favor of the Lenders and the Agent, as amended by the First Amendment to Revolving Credit Agreement and First Amendment to Guaranty dated September 20, 2000, the Second Amendment to Revolving Credit Agreement and Second Amendment to Guaranty and First Amendment to Clawback Agreement dated as of June 20, 2001, the Third Amendment to Guaranty dated September 21, 2001, the Fourth Amendment to Guaranty dated October 25, 2001 and the Third Amendment to Revolving Credit Agreement and Notice Thereunder and Fifth Amendment to Guaranty dated January 30, 2002 (said Guaranty, as so amended, herein called the “Guaranty”). Terms defined in the Credit Agreement and not otherwise defined herein have the same respective meanings when used herein, and the rules of interpretation set forth in Sections 1.2 and 1.3 of the Credit Agreement are incorporated herein by reference.

         1.  Subject to the terms and conditions of this letter amendment, the Guarantors, the Lenders and the Agent hereby agree that the Guaranty is amended are set forth below.

            (a)  The definition of “Liquidity Coverage Ratio” in Section 1 of the Guaranty is amended by adding the parenthetical “(other than deposits or other prepayments for purchases of foreign crude oil)” after the words “minus prepaid expenses” in clause (a).

            (b)  The definition of “Tangible Net Worth” in Section 1 of the Guaranty is amended by adding the parenthetical “(other than deposits or other prepayments for purchases of foreign crude oil)” after the words “all prepaid expenses” in clause (b).

            (c)   Section 8(j) of the Guaranty is amended in full to read as follows:

“(j) Capital Expenditures. Such Guarantor will not make, or permit any of its Subsidiaries to make, any expenditure for fixed or capital assets; provided, however, that (i) FRMI and its Subsidiaries shall be permitted to make such expenditures not exceeding (A) $25,000,000 in the aggregate in calendar year 2001 and (B) $35,000,000 in the aggregate in each other calendar year and (ii) in addition to the foregoing, FEDRC shall be permitted to make ‘Contingency Earn-Up Payments’ to Equilon as required pursuant to the Acquisition Agreement.”

            (d)  Section 8(m) of the Guaranty is amended by amending in full the proviso therein to read as follows:

“provided, however, that (A) for purposes of determining compliance with clause (i) above, EBITDA shall be calculated in accordance with the table set forth below and (B) such Guarantor shall not be in default of this Section 8(m) for the four-quarter period ending on September 30, 2002, even though the consolidated EBITDA of FRMI and its Subsidiaries for such period is less than $55,000,000, if and so long as (1) the consolidated EBITDA of FRMI and its Subsidiaries for such period is at least $20,000,000 and (2) from and including September 30, 2002 to but excluding the date after December 31, 2002 on which FRMI delivers a financial report to the Lenders pursuant to Section 7(k)(ii) or (iii) demonstrating compliance with this Section 8(m) (without reference to the amount of Investible Cash maintained by FOC), FOC maintains Investible Cash in an amount equal to or greater than the difference between $55,000,000 and the consolidated EBITDA of FRMI and its Subsidiaries for the four-quarter period ending on September 30, 2002.”

        2.  The Borrower, FOC and the Guarantors hereby represent and warrant for the benefit of the Lenders and the Agent that (a) the representations and warranties contained in the Credit Documents are correct in all material respects on and as of the date of this letter amendment, before and after giving effect to the same, as if made on and as of such date, and (b) no Default has occurred and is continuing.

        3.  On and after the effective date of this letter amendment, each reference in the Guaranty to “this Guaranty,” “hereunder,” “hereof,” “herein” or words of like import referring to the Guaranty, and each reference in the other Credit Documents to “the Guaranty,” “thereunder,” “thereof,” “therein” or words of like import referring to the Guaranty, shall mean and be a reference to the Guaranty as amended by this letter amendment. The Guaranty, as amended by this letter amendment, is and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects.

        4.  By its execution below, FOC, as obligor under the Clawback Agreement, hereby consents to this letter agreement and hereby confirms and agrees that the Clawback Agreement is and shall continue to be in full force and effect and is ratified and confirmed in all respects.

        5.  If you agree to the terms and conditions set forth herein, please evidence your agreement by executing and returning 12 counterparts of this letter amendment to the Agent. This letter amendment shall become effective as of the date first set forth above when and if (a) the Borrower, FOC, the Guarantors and the Majority Lenders execute and deliver to the Agent counterparts of this letter amendment and (b) the Borrower pays to the Agent, for the ratable account of each Lender approving this letter amendment on or before the date first set forth above, an amendment fee in the amount equal to 0.05% of the aggregate amount of all such Lenders’ Commitments.

        6.  This letter amendment may be executed in any number of counterparts and by any combination of the parties hereto in separate counterparts, each of which counterparts shall be an original and all of which taken together shall constitute one and the same letter amendment. Delivery of an executed counterpart of a signature page to this letter amendment shall be effective as delivery of an originally executed counterpart of this letter amendment.

        7.  THIS LETTER AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THE STATE OF CALIFORNIA.

Very truly yours, FRONTIER OIL CORPORATION By: /s/ Julie H. Edwards —————————————————— Julie H. Edwards Executive Vice President, Finance & Administration

FRONTIER HOLDINGS INC. By: /s/ Julie H. Edwards —————————————————— Julie H. Edwards Executive Vice President, Finance & Administration

FRONTIER REFINING & MARKETING INC. By: /s/ Leo J. Hoonakker —————————————————— Leo J. Hoonakker Treasurer

FRONTIER OIL AND REFINING COMPANY By: /s/ Leo J. Hoonakker —————————————————— Leo J. Hoonakker Treasurer

FRONTIER REFINING INC. By: /s/ Leo J. Hoonakker —————————————————— Leo J. Hoonakker Treasurer

FRONTIER EL DORADO REFINING COMPANY By: /s/ Leo J. Hoonakker —————————————————— Leo J. Hoonakker Treasurer

FRONTIER PIPELINE INC. By: /s/ Leo J. Hoonakker —————————————————— Leo J. Hoonakker Treasurer

Agreed as of the date first written above:

UNION BANK OF CALIFORNIA, N.A., as Administrative Agent and a Lender By: /s/ Randall L. Osterberg —————————————————— Randall L. Osterberg Senior Vice President

BNP PARIBAS By: /s/ Douglas R. Liftman —————————————————— Douglas R. Liftman Managing Director By: /s/ Gabe Ellisor —————————————————— Gabe Ellisor Vice President

TORONTO DOMINION (TEXAS), INC. By: /s/ Jano Nixon —————————————————— Jano Nixon Vice President

BANK OF SCOTLAND By: /s/ Joseph Fratus —————————————————— Joseph Fratus First Vice President

WELLS FARGO BANK, N.A. By: /s/ Art Krasny —————————————————— Art Krasny Relationship Manager

THE BANK OF NOVA SCOTIA By: /s/ N. Bell —————————————————— N. Bell Senior Manager

U.S. BANK NATIONAL ASSOCIATION By: /s/ Mark E. Thompson —————————————————— Mark E. Thompson Vice President

FROST NATIONAL BANK By: /s/ Thomas H. Dungan —————————————————— Thomas H. Dungan Senior Vice President

HIBERNIA NATIONAL BANK By: /s/ Nancy G. Moragas —————————————————— Nancy G. Moragas Vice President